Certain confidential information contained in this document, marked by [***], has been omitted because such information is both not material and is the type that the Company customarily and actually treats that as private or confidential.

Exhibit 10.16

SECOND AMENDMENT TO THE
RESEARCH COLLABORATION AGREEMENT

This Second Amendment (the “Second Amendment”), effective as December 1, 2019, to that certain Research Collaboration Agreement (the “Agreement” and incorporated herein by reference) effective December 20, 2018 and the First Amendment (the “First Amendment” and incorporated herein by reference) effective February 20, 2019, among APRINOIA Therapeutics Inc. (“APN”), a company having an office at 17F, No.3, Park St., Nangang District, Taipei City 11503, Taiwan, and H. Lundbeck A/S. (“Lundbeck”), having an office at Ottiliavej 9, Valby, 2500, Denmark, and AbbVie Inc. (“AbbVie”), a company having an office at 1 N Waukegan Rd, North Chicago, IL, USA (each a “Party” and collectively, “Parties”).

Subject to the full execution of this Second Amendment, APN, Lundbeck and AbbVie hereby agree to the following amendments:

1.	Section 7.1 in the Agreement is removed in its entirety and replaced by the following sentence:

Term and Termination. This Agreement shall enter into force as of the Effective Date and shall thereafter remain in full force and effect until the earlier of (a) completion of the Project or (b) two (2) years from the Effective Date or (c) termination of this Agreement by one Party on [***] days prior written notice to the other Parties (“Term”).

2.	Except as specifically amended hereby, all provisions of the Agreement and the First Amendment shall remain in full force and effect.

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IN WITNESS WHEREOF the Parties have executed and delivered this Agreement by their duly authorized representatives as of the Effective Date.

APRINOIA Therapeutics Inc.		H. Lundbeck A/S

By:	/s/ Ming-Kuei Jang	By:	/s/ Klaus Baek Simonsen

Name:	Ming-Kuei Jang	Name:	Klaus Baek Simonsen

Title:	CEO	Title:	VP

Date:	1/5/2020	Date:	1/5/2020

AbbVie Inc.

By:	/s/ Michelle Parks

Name:	Michelle Parks

Title:	Head, Technology Licensing

Date:	21-Dec-2019

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